Share Capital and Share Premium	3 Months Ended
Sep. 30, 2023
Share Capital and Share Premium [Abstract]
Share capital and share premium

Note 11. Share capital and share premium

As of September 30, 2023, the share capital stock and share premium amounts to $66,996,982. The following table sets forth details of the balances as of September 30, 2023 and as of June 30, 2023:

	Number of shares	Shares issued amount	Shares to be issued amount	Share Premium
Balance as of June 30, 2023 and as of September 30, 2023	37,563,768	375,641	3,068	66,996,982

Share Purchase Agreement

On April 2023, the Company entered into a Share Purchase Agreement with Nomura Securities International, Inc (“Nomura”). The Agreement provides for a committed equity financing facility under which the Company has the option, but not the obligation, to sell up to the equivalent of $50 million in aggregate gross purchase price of its ordinary shares to Nomura over a 36-month period, subject to the terms of the Agreement. The Company intends to use the proceeds from any future sales of securities under the financing facility, if it is utilized, for general corporate purposes.

Sales of ordinary shares to Nomura, and the timing of any such sales, will be determined by the Company from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the ordinary shares and determinations by the Company regarding the use of proceeds from any sale.

As of September 30, 2023, 3,600 shares (equivalent to $10,647) were issued under the Share Purchase Agreement.